Note Guarantees (Changes in the Corporation's liability of estimated losses associated with customary respresentations and warranties related to loans sold by BPPR) (Detail) - Indemnification Guarantee - Banco Popular de Puerto Rico - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Guarantor Obligations
Balance as of beginning of period	$ 15,959	$ 19,277
Provision (reversal) for representations and warranties	(5,446)	(712)
Net charge-offs	(176)	(2,606)
Settlements paid	(2,250)	0
Balance as of end of period	$ 8,087	$ 15,959